UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2013

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

WEST 80 CENTURY ROAD

PARAMUS, NEW JERSEY 07652

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 12, 2013, Hudson City Bancorp, Inc. (“Hudson City”) and M&T Bank Corporation (“M&T”) entered into a memorandum of understanding (the “MOU”) with plaintiffs regarding the settlement of putative class actions captioned In re Hudson City Bancorp Shareholder Litigation, C.A. No. 7850, pending before the Delaware Court of Chancery (the “Delaware Action”), and In re Hudson City Bancorp, Inc. Shareholder Litigation, No. C-259-12, pending before the Superior Court for the State of New Jersey, Chancery Division (the “New Jersey Action”).

As described in the Joint Proxy Statement/Prospectus of M&T and Hudson City, dated February 22, 2013 (the “Joint Proxy Statement”), regarding the proposed merger (the “Merger”) of Hudson City with and into Wilmington Trust Corporation (“WTC”), a direct, wholly owned subsidiary of M&T, the Delaware Action and the New Jersey Action (collectively, the “Actions”) relate to the Agreement and Plan of Merger, dated as of August 27, 2012, by and among Hudson City, M&T, and WTC. Pursuant to the MOU, Hudson City and M&T agreed to make available additional information to Hudson City stockholders. The additional information is contained in the Supplement to the Joint Proxy Statement attached as Exhibit 99.1 to this Report. The supplement should be read in conjunction with the Joint Proxy Statement and the documents incorporated by reference therein.

Hudson City, M&T, and the other defendants deny all of the allegations in the Actions and believe the disclosures in the Joint Proxy Statement are adequate under the law. Nevertheless, Hudson City, M&T, and the other defendants have agreed to settle the Actions in order to avoid the costs, disruption, and distraction of further litigation.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished as part of this Report:

Exhibit No.	Description

99.1	Supplement dated April 12, 2013 to Joint Proxy Statement/Prospectus dated February 22, 2013

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T’s and Hudson City’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and neither M&T nor Hudson City assumes any duty to update forward-looking statements. In addition to factors previously disclosed in M&T’s and Hudson City’s reports filed with the SEC and those identified elsewhere in this Report, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by M&T and Hudson City shareholders, on the expected terms and schedule, particularly in view of the Federal Reserve issues that have caused a delay in obtaining a regulatory determination; the additional delay in closing the Merger; difficulties and delays in integrating the M&T and Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

IMPORTANT ADDITIONAL INFORMATION

In connection with the Merger, M&T filed with the SEC on February 22, 2013 a Registration Statement on Form S-4 that includes the Joint Proxy Statement, as well as other relevant documents concerning the proposed transaction. The S-4 has been declared effective and the Joint Proxy Statement was first mailed to shareholders of M&T and Hudson City on or about February 27, 2013. Each of M&T and Hudson City may file other relevant documents concerning the proposed transaction. SHAREHOLDERS OF M&T AND HUDSON CITY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Joint Proxy Statement, as well as other filings containing information about Hudson City and M&T, may be obtained at the SEC’s Internet site (http://www.sec.gov). These documents may also be obtained, free of charge, from M&T at www.mtb.com under the tab “About Us” and then under the heading “Investor Relations” or from Hudson City by accessing Hudson City’s website at www.hcsbonline.com under the heading “Investor Relations.” Copies of the Joint Proxy Statement can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5445.

Hudson City and M&T and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Hudson City and M&T in connection with the proposed merger. Information about the directors and executive officers of Hudson City and their ownership of common stock of Hudson City is set forth in the proxy statement for Hudson City’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 19, 2012. Information about the directors and executive officers of M&T and their ownership of M&T common stock is set forth in the proxy statement for M&T’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 6, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement, as supplemented. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.

By:	/s/ Anthony J. Fabiano
Anthony J. Fabiano
Executive Vice President

Dated: April 12, 2013

Exhibit Index

Exhibit No.	Description

99.1	Supplement dated April 12, 2013 to Joint Proxy Statement/Prospectus dated February 22, 2013

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